EXHIBIT 99.2

Supplemental Investor Package Second Quarter 2015 Investor Contact: Jennifer DiBerardino Senior Vice President, Investor Relations and Treasurer Tel: 973-948-1364 jennifer.diberardino@selective.com

Selective Insurance Group, Inc. & Consolidated Subsidiaries
Selected Balance Sheet Data
(unaudited)

	June 30,				June 30,				December 31,
($ in thousands, except per share data)	2015				2014				2014
				Unrecognized/				Unrecognized/				Unrecognized/
	Balance		Market	Unrealized	Balance		Market	Unrealized	Balance		Market	Unrealized
	Sheet		Value	Gain	Sheet		Value	Gain	Sheet		Value	Gain
Invested Assets:
Corporate bonds [1]	$2,782,479		2,785,884	36,643	$2,625,026		2,629,567	63,986	$2,693,324		2,697,332	47,437
Government and Municipal bonds	1,658,198		1,666,636	35,307	1,630,112		1,646,135	56,322	1,690,935		1,702,751	59,680
Total fixed income securities	4,440,677		4,452,520	71,950	4,255,138		4,275,702	120,308	4,384,259		4,400,083	107,117
Equities	228,883		228,883	10,745	211,348		211,348	45,134	191,400		191,400	32,389
Short-term investments	168,349		168,349	-	166,488		166,488	-	131,972		131,972	-
Other investments	85,420		85,420	-	106,125		106,125	-	99,203		99,203	-
Total invested assets	$4,923,329		4,935,172	82,695	$4,739,099		4,759,663	165,442	$4,806,834		4,822,658	139,506

Invested assets per $ of stockholders' equity	3.76				3.83				3.77

Total assets	6,784,313				6,490,585				6,581,550

Liabilities:
Reserve for loss and loss expenses	3,535,433				3,451,306				3,477,870
Unearned premium reserve	1,177,901				1,100,864				1,095,819

Total liabilities	5,474,000				5,252,510				5,305,964

Stockholders' equity	1,310,313				1,238,075				1,275,586

Total debt to capitalization ratio	23.1%				24.1%				22.9%

Book value per share	22.95				21.96				22.54

Book value per share excluding
unrealized gain or loss on fixed income portfolio	22.26				20.81				21.49

NPW per insurance segment employee	945				927				908

Statutory premiums to surplus ratio	1.5	x			1.4	x			1.4	x

Statutory surplus	1,344,630				1,292,961				1,307,842

[1] Includes mortgage-backed and asset-backed securities.

Selective Insurance Group, Inc. & Consolidated Subsidiaries
Selected Income Statement Data
(unaudited)

		Quarter Ended June 30,				Year-to-Date June 30,
	($ in thousands, except per share amounts)	2015		2014		2015		2014
			Per diluted share		Per diluted share		Per diluted share		Per diluted share
	Consolidated
	Revenue	$521,973		$506,849		$1,045,865		$1,015,920
	Operating income	35,991	0.62	26,390	0.46	63,425	1.10	39,673	0.70
	Net realized (losses) gains, after tax	(2,223)	(0.04)	2,951	0.05	10,051	0.17	7,642	0.13
	Net income	33,768	0.58	29,341	0.51	73,476	1.27	47,315	0.83
	Operating return on equity	11.0%		8.7%		9.8%		6.6%

	Total Insurance Operations
	Gross premiums written	626,368		578,151		1,231,232		1,143,892
	Net premiums written	532,133		479,823		1,050,221		956,573
	Net premiums earned	490,309		463,625		966,432		920,120
Underwriting gain	- before tax	29,124		10,084		55,145		5,069
	- after tax	18,930	0.33	6,555	0.11	35,844	0.62	3,295	0.06
	GAAP combined ratio	94.1%		97.8%		94.3%		99.4%

	Standard Commercial Lines
	Net premiums earned	377,205		354,507		742,738		703,948
	GAAP combined ratio	90.7%		95.6%		91.2%		98.3%
	Standard Personal Lines
	Net premiums earned	72,071		74,544		144,550		149,362
	GAAP combined ratio	106.5%		107.5%		104.9%		105.3%
	Excess and Surplus Lines
	Net premiums earned	41,033		34,574		79,144		66,810
	GAAP combined ratio	103.6%		100.1%		103.8%		98.6%

	Investments
Net investment income	- before tax	32,230		36,774		59,147		72,308
	- after tax	24,779	0.43	27,421	0.48	45,987	0.80	53,907	0.94
	Effective tax rate	23.1%		25.4%		22.2%		25.4%
	Annualized after-tax yield on investment portfolio					1.9%		2.3%
	Annualized after-tax, after-interest expense yield					1.6%		2.0%
	Invested assets per $ of stockholders' equity					3.76		3.83

	Other expenses (net of other income)
Interest expense	- before tax	(5,490)		(5,425)		(10,969)		(10,986)
	- after tax	(3,569)	(0.06)	(3,526)	(0.06)	(7,130)	(0.12)	(7,141)	(0.12)

	Other Expense - after tax	$(4,149)	(0.08)	$(4,060)	(0.07)	$(11,276)	(0.20)	$(10,388)	(0.18)

	Diluted weighted avg shares outstanding	57,805		57,260		57,761		57,215

Selective Insurance Group, Inc. & Consolidated Subsidiaries
GAAP Insurance Operations Results
(unaudited)

Second Quarter
($ in thousands)	Quarter Ended June 30, 2015				Quarter Ended June 30, 2014

	Standard Commercial Lines	Standard Personal Lines	Excess & Surplus Lines	Grand Total	Standard Commercial Lines	Standard Personal Lines	Excess & Surplus Lines	Grand Total
Net Premiums Written	410,821	75,986	45,326	532,133	363,860	78,181	37,782	479,823
Net Premiums Earned	377,205	72,071	41,033	490,309	354,507	74,544	34,574	463,625
Loss and Loss Expense Incurred	210,088	53,933	27,540	291,561	216,532	58,863	22,400	297,795
Net Underwriting Expenses Incurred	130,032	22,793	14,955	167,780	120,723	21,263	12,211	154,197
Dividends to Policyholders	1,844	-	-	1,844	1,549	-	-	1,549
GAAP Underwriting Gain (Loss)	35,241	(4,655)	(1,462)	29,124	15,703	(5,582)	(37)	10,084

GAAP Ratios
Loss and Loss Expense Ratio	55.7%	74.8%	67.1%	59.5%	61.1%	79.0%	64.8%	64.2%
Underwriting Expense Ratio	34.5%	31.7%	36.5%	34.2%	34.1%	28.5%	35.3%	33.3%
Dividends to Policyholders Ratio	0.5%	0.0%	0.0%	0.4%	0.4%	0.0%	0.0%	0.3%
Combined Ratio	90.7%	106.5%	103.6%	94.1%	95.6%	107.5%	100.1%	97.8%

Year-to-Date
($ in thousands)	Year-to-Date June 30, 2015				Year-to-Date June 30, 2014

	Standard Commercial Lines	Standard Personal Lines	Excess & Surplus Lines	Grand Total	Standard Commercial Lines	Standard Personal Lines	Excess & Surplus Lines	Grand Total
Net Premiums Written	826,079	141,010	83,132	1,050,221	743,210	145,519	67,844	956,573
Net Premiums Earned	742,738	144,550	79,144	966,432	703,948	149,362	66,810	920,120
Loss and Loss Expense Incurred	416,236	106,902	53,422	576,560	459,171	116,890	42,280	618,341
Net Underwriting Expenses Incurred	257,856	44,769	28,733	331,358	229,917	40,414	23,592	293,923
Dividends to Policyholders	3,369	-	-	3,369	2,787	-	-	2,787
GAAP Underwriting Gain (Loss)	65,277	(7,121)	(3,011)	55,145	12,073	(7,942)	938	5,069

GAAP Ratios
Loss and Loss Expense Ratio	56.0%	74.0%	67.5%	59.7%	65.2%	78.3%	63.3%	67.2%
Underwriting Expense Ratio	34.7%	30.9%	36.3%	34.3%	32.7%	27.0%	35.3%	31.9%
Dividends to Policyholders Ratio	0.5%	0.0%	0.0%	0.3%	0.4%	0.0%	0.0%	0.3%
Combined Ratio	91.2%	104.9%	103.8%	94.3%	98.3%	105.3%	98.6%	99.4%

Selective Insurance Group, Inc. and Consolidated Subsidiaries
GAAP Investment Income
June 2015 (unaudited)

	Quarter Ended		%	Year-to-Date		%
	June	June	Increase/	June	June	Increase/
($ in thousands, except per share data)	2015	2014	(Decrease)	2015	2014	(Decrease)
Investment Income:
Interest:
Fixed Income Securities	$30,659	33,781	(9)	$61,626	64,809	(5)
Short-term	23	14	64	48	33	46
Other Investments	1,422	3,553	(60)	(2,118)	8,771	(124)
Dividends	2,384	1,736	37	4,176	3,185	31
	34,488	39,084	(12)	63,732	76,798	(17)

Investment Expense	2,258	2,310	(2)	4,585	4,490	2

Net Investment Income Before Tax	32,230	36,774	(12)	59,147	72,308	(18)

Tax	7,451	9,353	(20)	13,160	18,401	(29)

Net Investment Income After Tax	$24,779	27,421	(10)	$45,987	$53,907	(15)

Net Investment Income per Share	$0.43	0.48	(10)	$0.80	$0.94	(15)

Effective Tax Rate	23.1%	25.4%		22.2%	25.4%

Average Yields :

Fixed Income Securities:
Pre Tax				2.79%	3.10%
After Tax				2.12%	2.31%

Portfolio:
Pre Tax				2.43%	3.10%
After Tax				1.89%	2.31%

	Quarter Ended			Year-to-Date
	June	June		June	June
Net Realized Gains (Losses)	2015	2014		2015	2014
Fixed Income Securities	288	749		667	784
Equity Securities	(3,708)	3,790		15,450	10,973
Other Investments	-	-		(654)	-

Total	(3,420)	4,539		15,463	11,757
Net of Tax	(2,223)	2,951		10,051	7,642

As of June 30, 2015 year-to-date new money rates for fixed income securities were 2.2% on a pre-tax basis and 1.6% on an after tax-basis.

Selective Insurance Group, Inc.

Combined Insurance Company Subsidiaries

2015 Statutory Results by Line of Business

Quarter Ended June 2015 (unaudited)

	Net		Net				Underwriting	Dividends to	Combined	Combined
	Premiums	Percent	Premiums	Percent	Loss	LAE	Expense	Policyholders	Ratio	Ratio	Underwriting
($ in thousands)	Written	Change	Earned	Change	Ratio	Ratio	Ratio	Ratio	2015	2014	Gain/(Loss)
Standard Personal Lines:

Homeowners	$36,269	(1.8)%	$33,730	0.5%	70.5%	8.5%	35.3%	0.0%	114.3%	124.5%	$(5,734)
Auto	37,935	(3.1)%	36,741	(3.4)%	60.3%	11.6%	34.5%	0.0%	106.4%	100.2%	(2,745)
Other (including flood)	1,782	(14.9)%	1,600	(45.7)%	66.7%	(7.5)%	(152.3)%	0.0%	(93.1)%	(82.6)%	3,368
Total	$75,986	(2.8)%	$72,071	(3.3)%	65.3%	9.7%	30.4%	0.0%	105.4%	106.1%	$(5,111)

Standard Commercial Lines:

Commercial property	$70,736	12.9%	$66,549	8.7%	52.1%	5.6%	37.5%	0.1%	95.3%	101.7%	$1,522
Workers compensation	75,471	15.7%	70,954	2.8%	41.3%	17.6%	28.0%	2.3%	89.2%	112.1%	6,386
General liability	134,636	13.9%	119,207	6.8%	28.2%	15.3%	34.0%	0.1%	77.6%	80.7%	21,413
Auto	97,019	11.0%	88,659	6.2%	58.4%	10.1%	32.0%	0.1%	100.6%	93.5%	(3,226)
Business owners policies	23,588	7.4%	23,178	8.9%	57.3%	12.4%	38.9%	0.0%	108.6%	117.7%	(2,144)
Bonds	5,817	9.5%	5,105	7.8%	16.4%	8.5%	61.7%	0.0%	86.6%	84.1%	245
Other	3,554	12.7%	3,553	10.6%	(0.1)%	0.1%	55.8%	0.0%	55.8%	51.0%	1,572
Total	$410,821	12.9%	$377,205	6.4%	43.3%	12.4%	33.9%	0.5%	90.1%	95.5%	$25,767

E&S	$45,326	20.0%	$41,033	18.7%	48.3%	18.9%	35.5%	0.0%	102.7%	99.9%	$(2,629)

Total Insurance Operations	$532,133	10.9%	$490,309	5.8%	47.0%	12.5%	33.6%	0.4%	93.5%	97.5%	$18,027

Note: Some amounts may not foot due to rounding.

	2015	2014
Losses Paid	$224,744	$221,989
LAE Paid	49,067	44,075
Total Paid	$273,811	$266,064

Selective Insurance Group, Inc.

Combined Insurance Company Subsidiaries

2015 Statutory Results by Line of Business

Year-to-Date June 2015 (unaudited)

	Net		Net				Underwriting	Dividends to	Combined	Combined
	Premiums	Percent	Premiums	Percent	Loss	LAE	Expense	Policyholders	Ratio	Ratio	Underwriting
($ in thousands)	Written	Change	Earned	Change	Ratio	Ratio	Ratio	Ratio	2015	2014	Gain/(Loss)
Standard Personal Lines:

Homeowners	$64,347	(2.0)%	$67,452	0.9%	69.1%	8.0%	36.7%	0.0%	113.8%	123.0%	$(8,176)
Auto	73,515	(3.2)%	73,750	(3.3)%	60.7%	11.4%	34.4%	0.0%	106.5%	100.6%	(4,723)
Other (including flood)	3,149	(19.5)%	3,348	(46.3)%	65.9%	(0.4)%	(168.5)%	0.0%	(103.0)%	(87.8)%	6,461
Total	$141,010	(3.1)%	$144,550	(3.2)%	64.7%	9.5%	31.0%	0.0%	105.2%	105.3%	$(6,437)

Standard Commercial Lines:

Commercial property	$141,634	11.8%	$131,112	8.0%	54.4%	5.3%	37.1%	0.1%	96.9%	116.4%	$203
Workers compensation	159,276	12.8%	139,431	0.7%	44.7%	16.2%	27.0%	2.0%	89.9%	108.8%	8,792
General liability	265,118	11.5%	234,178	6.2%	25.3%	16.3%	33.6%	0.1%	75.3%	80.7%	47,317
Auto	193,606	9.7%	175,013	5.6%	59.0%	9.3%	31.6%	0.1%	100.0%	94.2%	(5,896)
Business owners policies	47,840	8.5%	45,877	8.8%	63.5%	12.0%	38.1%	0.0%	113.6%	123.7%	(6,996)
Bonds	11,030	8.4%	10,106	6.5%	16.4%	6.4%	62.8%	0.0%	85.6%	80.8%	878
Other	7,575	11.1%	7,021	9.8%	0.3%	0.1%	53.5%	0.0%	53.9%	46.5%	2,936
Total	$826,079	11.2%	$742,738	5.5%	44.0%	12.1%	33.3%	0.5%	89.9%	97.8%	$47,234

E&S	$83,132	22.5%	$79,144	18.5%	48.4%	19.0%	35.1%	0.0%	102.5%	98.8%	$(3,343)

Total Insurance Operations	$1,050,221	9.8%	$966,432	5.0%	47.5%	12.2%	33.2%	0.3%	93.2%	99.2%	$37,454

Note: Some amounts may not foot due to rounding.

	2015	2014
Losses Paid	$419,110	$435,286
LAE Paid	94,061	88,839
Total Paid	$513,171	$524,125

Selective Insurance Group, Inc.
Combined Insurance Company Subsidiaries
2015 Net Catastrophe Losses and Prior Year Casualty Reserve Development
Statutory Results by Line of Business
(unaudited)

	Quarter Ended				Year-to-Date
Net Catastrophe Losses Incurred	June 30, 2015		June 30, 2014		June 30, 2015		June 30, 2014
($ in thousands)	Loss and Loss Expense Incurred	Impact on Loss and Loss Expense Ratio	Loss and Loss Expense Incurred	Impact on Loss and Loss Expense Ratio	Loss and Loss Expense Incurred	Impact on Loss and Loss Expense Ratio	Loss and Loss Expense Incurred	Impact on Loss and Loss Expense Ratio

Standard Personal Lines	$8,279	11.5%	$12,733	17.1%	$14,597	10.1%	$21,013	14.1%

Standard Commercial Lines	$13,609	3.6%	$12,781	3.6%	$32,258	4.3%	$38,687	5.5%

E&S	$2,092	5.1%	$1,688	4.9%	$2,444	3.1%	$1,874	2.8%

Total Insurance Operations	$23,980	4.9%	$27,202	5.9%	$49,299	5.1%	$61,574	6.7%

Prior Year Casualty Reserve Development	Quarter Ended				Year-to-Date
(Favorable) / Unfavorable	June 30, 2015		June 30, 2014		June 30, 2015		June 30, 2014
($ in thousands)	Loss and Loss Expense Incurred	Impact on Loss and Loss Expense Ratio	Loss and Loss Expense Incurred	Impact on Loss and Loss Expense Ratio	Loss and Loss Expense Incurred	Impact on Loss and Loss Expense Ratio	Loss and Loss Expense Incurred	Impact on Loss and Loss Expense Ratio

Standard Personal Lines	$-	0.0%	$(2,000)	(2.7)%	$-	0.0%	$(4,000)	(2.7)%

Standard Commercial Lines	$(21,000)	(5.6)%	$(15,500)	(4.4)%	$(42,000)	(5.7)%	$(27,500)	(3.9)%

E&S	$1,000	2.4%	$-	0.0%	$2,000	2.5%	$-	0.0%

Total Insurance Operations	$(20,000)	(4.1)%	$(17,500)	(3.8)%	$(40,000)	(4.1)%	$(31,500)	(3.4)%

Note: Some amounts may not foot due to rounding.

Selective Insurance Group, Inc. & Consolidated Subsidiaries
Consolidated Balance Sheets
	(Unaudited) June 30,	December 31,
($ in thousands, except share amounts)	2015	2014
ASSETS
Investments:
Fixed income securities, held-to-maturity – at carrying value (fair value: $259,702 – 2015; $333,961 – 2014)	$247,859	318,137
Fixed income securities, available-for-sale – at fair value (amortized cost: $4,133,223 – 2015; $3,975,786 – 2014)	4,192,818	4,066,122
Equity securities, available-for-sale – at fair value (cost: $218,138 – 2015; $159,011 – 2014)	228,883	191,400
Short-term investments (at cost which approximates fair value)	168,349	131,972
Other investments	85,420	99,203
Total investments	4,923,329	4,806,834
Cash	368	23,959
Interest and dividends due or accrued	38,488	38,901
Premiums receivable, net of allowance for uncollectible accounts of: $4,210 – 2015; $4,137 – 2014	647,591	558,778
Reinsurance recoverable, net	572,502	581,548
Prepaid reinsurance premiums	145,286	146,993
Deferred federal income tax	106,152	98,449
Property and equipment – at cost, net of accumulated depreciation and amortization of: $180,146 – 2015; $172,183 – 2014	62,182	59,416
Deferred policy acquisition costs	203,224	185,608
Goodwill	7,849	7,849
Other assets	77,342	73,215
Total assets	6,784,313	6,581,550

LIABILITIES AND STOCKHOLDERS’ EQUITY
Liabilities:
Reserve for loss and loss expenses	3,535,433	3,477,870
Unearned premiums	1,177,901	1,095,819
Notes payable	394,305	379,297
Current federal income tax	13,562	3,921
Accrued salaries and benefits	140,211	158,382
Other liabilities	212,588	190,675
Total liabilities	5,474,000	5,305,964

Stockholders’ Equity:
Preferred stock of $0 par value per share:
Authorized shares 5,000,000; no shares issued or outstanding	$-	-
Common stock of $2 par value per share:
Authorized shares: 360,000,000
Issued: 100,585,852 – 2015; 99,947,933 – 2014	201,172	199,896
Additional paid-in capital	317,295	305,385
Retained earnings	1,370,681	1,313,440
Accumulated other comprehensive (loss) income	(12,329)	19,788
Treasury stock – at cost (shares: 43,482,533– 2015; 43,353,181 – 2014)	(566,506)	(562,923)
Total stockholders’ equity	1,310,313	1,275,586
Commitments and contingencies
Total liabilities and stockholders’ equity	$6,784,313	6,581,550

Selective Insurance Group, Inc. & Consolidated Subsidiaries
Unaudited Consolidated Statements of Income
	Quarter Ended		Six Months Ended
	June 30,		June 30,
($ in thousands, except per share amounts)	2015	2014	2015	2014
Revenues:
Net premiums earned	$490,309	463,625	966,432	920,120
Net investment income earned	32,230	36,774	59,147	72,308
Net realized (losses) gains:
Net realized investment gains	1,031	4,958	22,008	13,139
Other-than-temporary impairments	(4,451)	(419)	(6,545)	(1,382)
Total net realized (losses) gains	(3,420)	4,539	15,463	11,757
Other income	2,854	1,911	4,823	11,735
Total revenues	521,973	506,849	1,045,865	1,015,920

Expenses:
Loss and loss expense incurred	291,561	297,795	576,560	618,341
Policy acquisition costs	169,770	155,173	334,493	304,439
Interest expense	5,490	5,425	10,969	10,986
Other expenses	8,387	8,935	20,788	17,549
Total expenses	475,208	467,328	942,810	951,315

Income before federal income tax	46,765	39,521	103,055	64,605

Federal income tax expense:
Current	7,733	8,781	19,987	15,319
Deferred	5,264	1,399	9,592	1,971
Total federal income tax expense	12,997	10,180	29,579	17,290

Net income	$33,768	29,341	73,476	47,315

Earnings per share:
Basic net income	$0.59	0.52	1.29	0.84

Diluted net income	$0.58	0.51	1.27	0.83

Dividends to stockholders	0.14	0.13	0.28	0.26

Selective Insurance Group, Inc. & Consolidated Subsidiaries
Unaudited Consolidated Statements of Comprehensive Income	Quarter Ended		Six Months Ended
	June 30,		June 30,
($ in thousands)	2015	2014	2015	2014
Net income	$33,768	29,341	73,476	47,315

Other comprehensive (loss) income, net of tax:
Unrealized (losses) gains on investment securities:
Unrealized holding (losses) gains arising during period	(39,160)	29,329	(23,574)	50,755
Amount reclassified into net income:
Held-to-maturity securities	(120)	(144)	(290)	(440)
Non-credit other-than-temporary impairments	-	305	232	305
Realized losses (gains) on available for sale securities	2,225	(3,255)	(10,707)	(7,954)
Total unrealized (losses) gains on investment securities	(37,055)	26,235	(34,339)	42,666

Defined benefit pension and post-retirement plans:
Amounts reclassified into net income:
Net actuarial loss	1,111	248	2,222	495
Total defined benefit pension and post-retirement plans	1,111	248	2,222	495
Other comprehensive (loss) income	(35,944)	26,483	(32,117)	43,161
Comprehensive (loss) income	$(2,176)	55,824	41,359	90,476

Selective Insurance Group, Inc. & Consolidated Subsidiaries
Unaudited Consolidated Statements of Stockholders’ Equity	Six Months Ended
	June 30,
($ in thousands, except share amounts)	2015	2014
Common stock:
Beginning of year	$199,896	198,240
Dividend reinvestment plan (shares: 26,843 – 2015; 29,949 – 2014)	54	60
Stock purchase and compensation plans (shares: 611,076 – 2015; 547,190– 2014)	1,222	1,095
End of period	201,172	199,395

Additional paid-in capital:
Beginning of year	305,385	288,182
Dividend reinvestment plan	677	642
Stock purchase and compensation plans	11,233	9,528
End of period	317,295	298,352

Retained earnings:
Beginning of year	1,313,440	1,202,015
Net income	73,476	47,315
Dividends to stockholders ($0.28 per share – 2015; $0.26 per share – 2014)	(16,235)	(14,868)
End of period	1,370,681	1,234,462

Accumulated other comprehensive (loss) income:
Beginning of year	19,788	24,851
Other comprehensive (loss) income	(32,117)	43,161
End of period	(12,329)	68,012

Treasury stock:
Beginning of year	(562,923)	(559,360)
Acquisition of treasury stock (shares: 129,352 – 2015; 124,819 – 2014)	(3,583)	(2,786)
End of period	(566,506)	(562,146)
Total stockholders’ equity	$1,310,313	1,238,075

Selective Insurance Group, Inc. & Consolidated Subsidiaries
Unaudited Consolidated Statements of Cash Flow	Six Months ended
	June 30,
($ in thousands)	2015	2014
Operating Activities:
Net Income	$73,476	47,315
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	29,085	18,912
Sale of renewal rights	-	(8,000)
Stock-based compensation expense	6,049	6,102
Undistributed losses (gains) of equity method investments	2,117	(138)
Net realized gains	(15,463)	(11,757)
Changes in assets and liabilities:
Increase in reserves for loss and loss expenses, net of reinsurance recoverables	66,609	93,675
Increase in unearned premiums, net of prepaid reinsurance	83,789	36,453
Decrease in net federal income taxes	19,232	12,634
Increase in premiums receivable	(88,813)	(64,747)
Increase in deferred policy acquisition costs	(17,616)	(9,106)
Decrease (increase) in interest and dividends due or accrued	395	(361)
Decrease in accrued salaries and benefits	(18,171)	(26,557)
Decrease in accrued insurance expenses	(5,091)	(16,872)
Increase (decrease) in other assets and other liabilities	29,999	(4,881)
Net adjustments	92,121	25,357
Net cash provided by operating activities	165,597	72,672

Investing Activities:
Purchase of fixed income securities, available-for-sale	(463,758)	(339,362)
Purchase of equity securities, available-for-sale	(177,386)	(111,886)
Purchase of other investments	(2,947)	(6,039)
Purchase of short-term investments	(732,278)	(764,692)
Sale of fixed maturity securities, available-for-sale	22,323	19,557
Sale of short-term investments	695,901	772,455
Redemption and maturities of fixed income securities, held-to-maturity	68,704	28,595
Redemption and maturities of fixed income securities, available-for-sale	254,995	222,568
Sale of equity securities, available-for-sale	135,548	111,996
Distributions from other investments	17,840	7,726
Purchase of property and equipment	(7,591)	(6,628)
Sale of renewal rights	-	8,000
Net cash used in investing activities	(188,649)	(57,710)

Financing Activities:
Dividends to stockholders	(15,211)	(13,914)
Acquisition of treasury stock	(3,583)	(2,786)
Net proceeds from stock purchase and compensation plans	4,037	3,091
Proceeds from borrowings	15,000	-
Excess tax benefits from share-based payment arrangements	1,549	955
Repayment of capital lease obligations	(2,331)	(954)
Net cash used in financing activities	(539)	(13,608)
Net (decrease) increase in cash	(23,591)	1,354
Cash, beginning of year	23,959	193
Cash, end of period	$368	1,547

Selective Insurance Group, Inc.
Combined Insurance Company Subsidiaries
Statutory Balance Sheets
(unaudited)

	June 30,	June 30,	December 31,
($ in thousands)	2015	2014	2014

ASSETS
Bonds	$4,317,425	4,094,993	4,241,580
Common stocks	211,119	211,348	191,400
Preferred stocks	17,742	-	-
Affiliated mortgage loan	35,567	36,346	35,961
Other investments	137,366	172,089	152,154
Short-term investments	144,696	137,181	115,342
Total investments	4,863,915	4,651,957	4,736,437

Cash on hand and in banks	(27,701)	(18,072)	12,381
Interest and dividends due and accrued	38,438	37,642	38,908
Premiums receivable	644,590	586,586	556,086
Reinsurance recoverable on paid losses and expenses	7,224	9,995	9,570
Deferred tax recoverable	140,904	149,770	147,610
EDP equipment	406	667	518
Equities and deposits in pools and associations	10,930	9,595	9,915
Receivable for sold securities	3,695	7	34
Other assets	25,226	26,544	26,629
Total assets	$5,707,627	5,454,691	5,538,088

LIABILITIES
Reserve for losses	$2,438,075	2,420,474	2,398,531
Reinsurance payable on paid loss and loss expense	3,301	2,853	2,957
Reserve for loss expenses	518,171	471,202	493,510
Unearned premiums	1,032,615	952,608	948,826
Reserve for commissions payable	62,229	54,191	70,259
Ceded balances payable	28,475	34,379	29,624
Federal income tax payable	15,291	10,953	20,524
Premium and other taxes payable	23,076	20,289	20,137
Borrowed money	60,029	58,042	45,027
Reserve for dividends to policyholders	5,192	2,443	3,895
Reserves for unauthorized reinsurance	7,661	2,735	7,661
Payable for securities	15,929	30,125	19,950
Funds withheld on account of others	7,503	7,560	7,473
Accrued salaries and benefits	53,551	46,806	64,207
Other liabilities	91,899	47,070	97,665
Total liabilities	4,362,997	4,161,730	4,230,246

POLICYHOLDERS' SURPLUS
Capital	42,725	42,725	42,725
Paid in surplus	492,869	492,869	492,869
Unassigned surplus	809,036	757,367	772,248
Total policyholders' surplus	1,344,630	1,292,961	1,307,842
Total liabilities and policyholders' surplus	$5,707,627	5,454,691	5,538,088

Selective Insurance Group, Inc.
Combined Insurance Company Subsidiaries
Statutory Statements Of Income
(unaudited)

	Quarter Ended				Six Months Ended
	June 30,				June 30,
($ in thousands)	2015		2014		2015		2014
UNDERWRITING
Net premiums written	$532,133		479,823		1,050,221		956,573

Net premiums earned	490,309		463,625		966,432		920,120

Net losses paid	224,744		221,989		419,110		435,286
Change in reserve for losses	5,530		24,057		39,544		78,998
Net losses incurred	230,274	47.0%	246,046	53.1%	458,654	47.5%	514,284	55.9%

Net loss expenses paid	49,067		44,075		94,061		88,839
Change in reserve for loss expenses	12,418		7,675		24,661		15,219
Net loss expenses incurred	61,485	12.5%	51,750	11.1%	118,722	12.2%	104,058	11.3%

Net underwriting expenses incurred	180,898	33.9%	159,413	33.2%	351,836	33.5%	313,203	32.8%

Total deductions	472,657		457,209		929,212		931,545
Statutory underwriting gain / (loss)	17,652		6,416		37,220		(11,425)

Net loss from premium balances charged off	(703)		(895)		(1,313)		(1,769)
Finance charges and other income	2,922		2,129		4,916		12,168
Total other income	2,219	-0.3%	1,234	-0.2%	3,603	-0.3%	10,339	-1.1%
Policyholders' dividends incurred	(1,844)	0.4%	(1,549)	0.3%	(3,369)	0.3%	(2,787)	0.3%
Total underwriting gain / (loss)	18,027	93.5%	6,101	97.5%	37,454	93.2%	(3,813)	99.2%

INVESTMENT
Net investment income earned	32,155		36,652		59,282		72,147
Net realized gain	(3,422)		4,537		15,461		11,752
Total income before income tax	46,760		47,290		112,197		80,086

Federal income tax expense	12,530		7,108		19,791		12,953

Net income	$34,230		40,182		92,406		67,133

Policyholders' Surplus
Surplus, beginning of period	$1,322,422		1,263,795		1,307,842		1,256,431

Net income	34,230		40,182		92,406		67,133
Change in deferred taxes	(1,959)		(5,403)		(12,153)		(6,685)
Change in net unrealized capital (losses)	(637)		6,451		(13,547)		5,139
Dividends to stockholders	(14,438)		(14,378)		(28,876)		(28,754)
Change in non-admitted assets	3,398		2,033		(4,271)		(867)
Change in Overfunded Contra Asset	(280)		(1,546)		(561)		(3,093)
Qual Pen Trans Liab	1,843		1,815		3,689		3,631
Excess Plan Trans Liab	43		7		86		15
PRL Plan Trans Liab	8		5		15		11

Net change in surplus for period	22,208		29,166		36,788		36,530

Surplus, end of period	$1,344,630		1,292,961		1,344,630		1,292,961

Statutory underwriting gain / (loss)	$18,027		6,101		37,454		(3,813)

Adjustments under GAAP:
Deferred policy acquisition costs	11,268		4,409		17,616		9,105
Other, net	(171)		(426)		75		(223)
GAAP underwriting gain / (loss)	$29,124		10,084		55,145		5,069

Note: Some amounts or ratios may not foot due to rounding

Selective Insurance Group, Inc. and Consolidated Subsidiaries
Alternative Investments
as of June 30, 2015
(unaudited)

	Inception	Original	Remaining	Current	YTD	DPI(1)	TVPI(2)
Fund	Year	Commitment	Commitment	Market Value	Income	Ratio	Ratio
Real Estate
Silverpeak RE II	2005	20,000,000	2,100,857	5,913,410	1,032,193	0.86	1.14
Silverpeak RE III	2008	15,000,000	7,873,466	2,328,469	(249,054)	0.07	0.40
Total - Real Estate		35,000,000	9,974,323	8,241,879	783,139	0.66	0.95

Mezzanine Financing
Neovara Euro Mezz	2004	9,000,000	-	1	-	0.98	0.98
GS Mezz V	2007	25,000,000	10,223,976	3,240,463	104,186	1.15	1.33
New Canaan V	2012	7,000,000	1,315,741	3,421,476	(17,575)	0.55	1.10
Centerfield Capital	2012	3,000,000	1,843,500	901,213	7,410	0.21	0.99
Total - Mezz. Financing		44,000,000	13,383,218	7,563,153	94,021	0.97	1.17

Distressed Debt
Varde VIII	2006	10,000,000	-	1,771,327	63,459	1.18	1.35
Distressed Managers III	2007	15,000,000	3,048,054	5,228,698	(176,663)	0.82	1.21
Total - Distressed Debt		25,000,000	3,048,054	7,000,025	(113,204)	0.97	1.27

Private Equity
Prospector	1997	5,000,000	-	324,131	43,757	2.82	2.88
Trilantic Capital Partners III	2004	10,000,000	1,373,537	1,846,136	(577,293)	1.63	1.82
NB Co-Invest	2006	15,000,000	1,398,786	6,039,739	563,724	1.04	1.46
Trilantic Capital Partners IV	2007	11,098,351	1,510,319	5,654,367	(997,095)	1.16	1.68
Trilantic Capital Partners V	2012	7,000,000	4,540,668	2,162,354	(184,554)	0.01	0.89
Total - Private Equity		48,098,351	8,823,310	16,026,727	(1,151,461)	1.35	1.73

Private Equity, Secondary Market
NB SOF	2005	12,000,000	899,494	3,447,399	(247)	1.03	1.34
Vintage IV	2007	20,000,000	4,203,550	9,801,260	(249,716)	0.84	1.35
NB SOF II	2008	12,000,000	1,969,217	5,747,985	(20,059)	1.03	1.50
Total - Pvt. Eq. Sec. Mkt.		44,000,000	7,072,261	18,996,644	(270,021)	0.95	1.39

Energy/Power Generation
ArcLight I	2002	15,000,000	-	12,455	-	1.81	1.81
ArcLight II	2003	15,000,000	-	212,983	54,315	1.41	1.42
ArcLight III	2006	15,000,000	2,037,794	1,127,981	155,414	1.36	1.43
Quintana Energy	2006	10,000,000	284,272	6,153,171	(2,179,847)	0.60	1.23
ArcLight IV	2007	10,000,000	2,287,578	2,155,931	(311,025)	1.20	1.41
Arclight VI	2014	15,000,000	15,000,000	-	-
Total - Energy/Power Generation		80,000,000	19,609,644	9,662,521	(2,281,143)	1.35	1.48

Venture Capital
Venture V	2001	9,600,000	350,000	6,696,703	821,179	0.77	1.49
Total - Venture Capital		9,600,000	350,000	6,696,703	821,179	0.77	1.49

TOTAL - ALTERNATIVE INVESTMENTS		$285,698,351	62,260,809	74,187,652	(2,117,491)	1.09	1.38

(1) Distributed to paid in ratio

(2)Total value to paid in ratio

Exhibit may not foot due to rounding